EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF AGENTIX CORP.

In connection with the accompanying Annual Report on Form 10-K of Agentix Corp. for the year ended August 31, 2020, the undersigned, Rudy Mazzocchi, President of Agentix Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended August 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended August 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of Agentix Corp.

Date: December 9, 2020	/s/ Rudy Mazzocchi
Rudy Mazzocchi
Chief Executive Officer and Director (and principal executive officer, principal financial officer and principal accounting officer)